UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2019

LANNETT COMPANY, INC.

(Exact name of registrant as specified in its charter)

Commission file no. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road
Philadelphia, PA 19136
(215) 333-9000
(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 21, 2019, Lannett Company, Inc. (the “Company”) entered into a Collaboration and License Agreement (the “Collaboration Agreement”) with North & South Brother Pharmacy Investment Co., Ltd and HEC GROUP PTY LTD (collectively, “HEC”).

The Collaboration Agreement replaces the agreement in principal previously entered into between the Company and HEC with respect to the development, commercialization and distribution of HEC’s insulin glargine product (the “Product”) in the United States. The Collaboration provides, among other things, that: (a) the Company and HEC will share responsibility for and control of developing the Product in the United States, (b) the Company will pay the development costs for the Product up to $32 million and will share additional development costs in excess of $32 million with HEC at a 50/50 split for up to the next $13 million of development costs, (c) HEC will have the sole responsibility for manufacturing the Product, (d) the Company will have responsibility for preparing the Biologics License Application (BLA) filing in the United States with respect to the Product and HEC will have responsibility for submitting the BLA filing in the United States with respect to the Product, (e) the Company will become the exclusive distributor of the Product in the United States and will have sole responsibility for and control of commercializing the Product in the United States, (f) during the initial ten year period following commercialization of the Product, the Company and HEC will share profits and losses 50% each, subject to certain adjustments, with profits and losses being split thereafter 60% to HEC and 40% to the Company, and (g) the Company will receive ownership of the intellectual property rights relating to certain developed drug delivery devices associated with the Product.

The Company expects to file the Collaboration Agreement as an exhibit to its Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2019. The description of the Collaboration Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Collaboration Agreement when filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANNETT COMPANY

By:	/s/ Samuel H. Israel
Chief Legal Officer and General Counsel
Date: November 26, 2019